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Exhibit 10.3

SUBSTITUTION, ASSUMPTION, AMENDMENT AND RELEASE AGREEMENT

        THIS SUBSTITUTION, ASSUMPTION, AMENDMENT AND RELEASE AGREEMENT (this "Agreement"), dated as of June 30, 2003, is entered into by and between DUKE CAPITAL CORPORATION, a Delaware corporation ("Duke Capital"), UNITED AMERICAN ENERGY CORP., a Delaware corporation ("UAE"), DUKE/UAE REF-FUEL LLC, a Delaware corporation ("Duke/UAE"), AMERICAN REF-FUEL COMPANY LLC, a Delaware limited liability company formerly known as Duke/UAE Holdings LLC ("ARC"), and MSW ENERGY HOLDINGS LLC ("MSW").

BACKGROUND STATEMENT

        A.    Duke Capital, UAE, Duke/UAE and ARC are parties to that certain Equity Contribution Agreement, dated as of April 30, 2001 (the "Equity Contribution Agreement"), pursuant to which each of Duke Capital and UAE (each, an "Equity Provider") agreed to provide ARC, subject to the terms and conditions set forth therein, up to $50,000,000 in equity capital under certain circumstances. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Equity Contribution Agreement.

        B.    Duke Energy Global Markets, Inc. ("Seller") and MSW are parties to that certain Equity Purchase Agreement, dated as of March 19, 2003 (the "Equity Purchase Agreement"), pursuant to which Seller proposes to indirectly transfer, subject to required regulatory approvals and the other terms and conditions set forth therein, its entire interest in Duke/UAE to MSW.

        C.    Effective as of the Initial Closing (as defined in the Equity Purchase Agreement), the parties hereto desire to enter into this Agreement to substitute MSW for Duke Capital under the Equity Contribution Agreement and release Duke Capital from any further liability in connection with the Equity Contribution Agreement.

STATEMENT OF AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.    Substitution; Assumption; Amendment.    Effective at the Initial Closing, MSW is hereby substituted for Duke Capital as an Equity Provider in accordance with Section 2.5 of the Equity Contribution Agreement. Effective at the Initial Closing, MSW hereby assumes full responsibility and liability for, and agrees to perform, all of the obligations of Duke Capital under, pursuant to, or arising out of the Equity Contribution Agreement, including, but not limited to the obligation to make Equity Contributions on the terms of and subject to the conditions set forth therein. Effective at the Initial Closing, the Equity Contribution Agreement is hereby amended to (i) change each reference to "Duke Capital" in the Equity Contribution Agreement to "MSW", (ii) delete the first paragraph of the Background Statement and insert in lieu thereof "Duke/UAE Holdings is a wholly owned subsidiary of the Company, which in turn is owned 49.8% by MSW Energy Hudson LLC (a wholly owned subsidiary of MSW), 0.2% by Duke Energy Erie, LLC (an entity to be acquired by MSW) and 50% by UAE Ref-Fuel LLC ("UAE Ref-Fuel"), a wholly owned subsidiary of UAE.", (iii) change each reference to "DEGAD" in the Equity Contribution Agreement to "MSW Energy Hudson LLC and, following its acquisition by MSW, Duke Energy Erie LLC in accordance with their respective membership interests in the Company", (iv) delete the text of Section 4 of the Equity Contribution Agreement in its entirety and insert in lieu thereof "4. [intentionally deleted]", (v) delete Exhibit A of the Equity Contribution Agreement in its entirety and insert in lieu thereof Exhibit A attached to this Agreement, and (vi) delete Exhibit C of the Equity Contribution Agreement in its entirety.

        2.    Release of Duke Capital.    Effective at the Initial Closing, each of Duke/UAE, ARC, MSW and UAE does hereby for itself and its successors and assigns, fully and unconditionally release and forever discharge Duke Capital and any parent, subsidiary, affiliate or related entity (and any officer, director, employee or agent of any of the above) from any and all present and future (i) obligations and liabilities under the Equity Contribution Agreement (including, without limitation, any obligation to make any Equity Contributions thereunder) and (ii) causes of action, suits, claims, demands, liabilities, and obligations whatsoever, whether at law or in equity, arising from or related to the Equity Contribution Agreement.

        3.    Letter of Credit.    MSW hereby confirms that its obligations under the Equity Contribution Agreement assumed pursuant to this Agreement have been secured by a letter of credit meeting the requirements of Section 2.4 of the Equity Contribution Agreement in the form attached as Exhibit B hereto, executed originals of which have been delivered to the beneficiary thereunder.

        4.    Notices.    Pursuant to Section 6.1 of the Equity Contribution Agreement, MSW hereby designates that notices thereunder should be delivered to:

c/o Highstar Renewable Fuels LLC 175 Water Street New York, New York 10038 Attention: Christopher H. Lee and Marc Baliotti Telephone No. (212) 458-2338 Facsimile No. (212) 458-2222
c/o DLJ Merchant Banking III, Inc. Eleven Madison Avenue, 16th Floor New York, New York 10010 Attention: Ari Benacerraf Telephone No. (212) 538-2255 Facsimile No. (646) 935-7190
With a copy to:	Bingham McCutchen LLP 150 Federal Street Boston, Massachusetts 02110 Attention: Vincent M. Sacchetti Telephone No. (617) 951-8563 Facsimile No. (617) 951-8736
Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, New York 10153-0119 Attention: David Blittner Telephone No. (212) 310-8329 Facsimile No. (212) 310-8007

        5.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6.    Governing Law.    This Agreement, and any and all claims arising hereunder, shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

        7.    Binding Effect.    This Agreement shall be binding upon and shall inure to the benefit of the respective parties and their assigns, transferees and successors.

        8.    Further Assurances.    Subject to the terms and conditions of this Agreement, from time to time after the date of this Agreement, each of the parties hereto will use all reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated hereunder.

        9.    Effective Date.    This Agreement shall be effective as of the day and year first above written.

[signatures to follow]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its respective name by its duly authorized officer, all as of the date above first written.

DUKE CAPITAL CORPORATION
By:	/s/ DAVID L. HAUSER
Title:	Vice President & Treasurer
UNITED AMERICAN ENERGY CORP.
By:	/s/ DONALD T. KROM, JR.
Title:	Vice President, Secretary & Treasurer
DUKE/UAE REF-FUEL LLC
By:	/s/ MARK W. ROMEFELT
Title:	Vice President & General Counsel
AMERICAN REF-FUEL COMPANY LLC
By:	/s/ MICHAEL J. GRUPPUSO
Title:	Vice President, Chief Financial Officer
MSW ENERGY HOLDINGS LLC
By:	/s/ MICHAEL J. MILLER
Title:	CEO

EXHIBIT A

CREDIT SUPPORT AGREEMENTS

1.
American REF-FUEL Company of Hempstead

        (a)   Second Amended and Restated Company Support Agreement, entered into as of April 30, 2001, by and between American Ref-Fuel Company of Hempstead and American Ref-Fuel Company LLC.

        (b)   Parent Company Guaranty, entered into as of June 1, 2001, by American Ref-Fuel Company LLC in favor of The Chase Manhattan Bank (now known as JPMorgan Chase Bank), as trustee.

2.
American Ref-Fuel Company of Essex County

        (a)   Amended and Restated Company Support Agreement, dated as of December 1, 1997 by and among American Ref-Fuel Company of Essex County, Browning-Ferris Industries, Inc. and Duke Capital Corporation.

3.
American Ref-Fuel Company of Niagara, L.P.

        (a)   Parent Company Guaranty, entered into as of June 1, 2001, by American Ref-Fuel Company LLC, in favor of Manufacturers and Traders Trust Company.

        (b)   Parent Company Issuer Guaranty, entered into as of June 1, 2001, by American Ref-Fuel Company LLC in favor of the Niagara County Industrial Development Authority.

        (c)   Corporate Guaranty Agreement entered into as of April 30, 2001, by American Ref-Fuel Company LLC in favor and for the benefit of Occidental Chemical Corporation and Hooker Energy Corporation.

4.
American REF-FUEL Company of Southeastern Connecticut

        (a)   Company Support Agreement, entered into as of April 30, 2001, by and between American REF-Fuel Company of Southeastern Connecticut and American Ref-Fuel Company LLC.

        (b)   Parent Undertaking, entered into as of April 30, 2001, by and between American REF-Fuel Company of Southeastern Connecticut and American Ref-Fuel Company LLC.

        (c)   Corporate Guaranty Agreement, dated as of April 30, 2001, between American Ref-Fuel Company LLC and State Street Bank and Trust Company, as trustee.

        (d)   Corporate Guaranty Agreement, dated as of October 1, 2001, between American Ref-Fuel Company LLC and State Street Bank and Trust Company, as trustee in connection with Corporate Credit Bonds (American Ref-Fuel Company LLC—I Series A).

        (e)   Corporate Credit Guaranty, dated as of October 1, 2001, between American Ref-Fuel Company LLC and State Street Bank and Trust Company, as trustee in connection with Corporate Credit Bonds (American Ref-Fuel Company LLC—II Series A).

5.
SEMASS Partnership

        (a)   Company Support Agreement, entered into as of November 1, 2001, by and between American Ref-Fuel Operations of SEMASS, L.P. and American Ref-Fuel Company LLC.

        (b)   Contingent Capital Loan Agreement, entered into as of November 1, 2001, by and between American Ref-Fuel Operations of SEMASS, L.P. and American Ref-Fuel Company LLC.

6.
American Ref-Fuel Company of Delaware County, L.P.

        (a)   Corporate Guaranty Agreement I dated as of April 30, 2001 made by American Ref-Fuel Company LLC to and for the benefit of State Street Bank and Trust Company (as successor to Fleet National Bank), as Owner Trustee.

        (b)   Corporate Guaranty Agreement II dated as of April 30, 2001 made by American Ref-Fuel Company LLC to and for the benefit of State Street Bank and Trust Company (as successor to Fleet National Bank), as Owner Trustee.

        (c)   Corporate Guaranty Agreement III dated as of April 30, 2001 made by American Ref-Fuel Company LLC to and for the benefit of General Electric Capital Corporation.

        (d)   Corporate Guaranty Agreement IV dated as of April 30, 2001 made by American Ref-Fuel Company LLC to and for the benefit of General Electric Capital Corporation.

        (e)   Corporate Guarantee Agreement I entered into as of April 30, 2001, by American Ref-Fuel Company LLC, in favor of and for the benefit of Viacom, Inc.

        (f)    Corporate Guarantee Agreement II entered into as of April 30, 2001, by American Ref-Fuel Company LLC, in favor of and for the benefit of Viacom, Inc.

        (g)   Indemnity Letter dated April 16, 1998 from American Ref-Fuel Company of Delaware County, L.P. and Browning-Ferris Industries, Inc. to the Delaware County Industrial Development Authority.

        (h)   Indemnity Letter to be entered into by American Ref-Fuel Company of Delaware Valley, L.P. Will replace (g) above.

Exhibit B

FORM OF LETTER OF CREDIT

STANDBY LETTER OF CREDIT NO. SB105195 DATE OF ISSUE: JUNE 30, 2003
ISSUING BANK: BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH 150 EAST 42ND STREET NEW YORK, NY 10017	APPLICANT: MSW ENERGY HOLDINGS LLC C/O CSFB PRIVATE EQUITY 11 MADISON AVENUE, 16TH FLOOR NEW YORK, NEW YORK 10010 ATTENTION: DANIEL CLARE FACSIMILE NO. 646-935-7043
BENEFICIARY: AMERICAN REF-FUEL COMPANY LLC 155 CHESTNUT RIDGE ROAD MONTVALE, NJ 07645
AMOUNT/CURRENCY: USD 50,000,000.00 FIFTY MILLION AND 00/100'S US DOLLARS
DATE AND PLACE OF EXPIRY: STATED EXPIRATION DATE (AS DEFINED BELOW) IN NEW YORK, NEW YORK

        WE HEREBY OPEN OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER SB105195 IN YOUR FAVOR.

        THIS LETTER OF CREDIT IS AVAILABLE WITH BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH BY PAYMENT OF YOUR DRAFT(S) AT SIGHT DRAWN ON BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH.

        DRAFTS MUST BE ACCOMPANIED BY:

  1.
  THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS THERETO, IF ANY; AND

  2.
  EITHER

    (A)    A DATED STATEMENT ADDRESSED TO BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY, PURPORTEDLY ON THE BENEFICIARY'S LETTERHEAD READING AS FOLLOWS:

    QUOTE

    MSW ENERGY HOLDINGS LLC HAS NOT MADE ALL OR PART OF ANY EQUITY CONTRIBUTION REQUIRED PURSUANT TO SECTION 2.1(A) OF THE EQUITY CONTRIBUTION AGREEMENT DATED AS OF APRIL 30, 2001 AMONG MSW ENERGY HOLDINGS LLC (AS SUCCESSOR TO DUKE CAPITAL CORPORATION), UNITED AMERICAN ENERGY CORP., DUKE/UAE REF-FUEL LLC AND AMERICAN REF-FUEL COMPANY LLC (FORMERLY KNOWN AS DUKE/UAE HOLDINGS LLC).

    UNQUOTE

    OR

    QUOTE

    THIS LETTER OF CREDIT WILL EXPIRE IN 15 BUSINESS DAYS OR LESS AND MSW ENERGY HOLDINGS LLC (A) IS OBLIGATED TO PROVIDE A REPLACEMENT LETTER OF CREDIT IN ACCORDANCE WITH SECTION 2.4 OF THE EQUITY CONTRIBUTION AGREEMENT DATED AS OF APRIL 30, 2001 AMONG MSW ENERGY HOLDINGS LLC (AS SUCCESSOR TO DUKE CAPITAL CORPORATION), UNITED AMERICAN ENERGY CORP., DUKE/UAE REF-FUEL LLC AND AMERICAN REF-FUEL COMPANY LLC (FORMERLY KNOWN AS DUKE/UAE HOLDINGS LLC) AND (B) HAS NOT CAUSED A REPLACEMENT LETTER OF CREDIT TO BE DELIVERED.

    UNQUOTE

    OR

    (B)    A DATED STATEMENT ADDRESSED TO BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH STATING THAT IT IS MADE ON BEHALF OF THE BENEFICIARY, PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OF UNITED AMERICAN ENERGY CORP., PURPORTEDLY ON UNITED AMERICAN ENERGY CORP.'S LETTERHEAD READING AS FOLLOWS:

    QUOTE

    THIS LETTER OF CREDIT WILL EXPIRE IN 15 BUSINESS DAYS OR LESS AND MSW ENERGY HOLDINGS LLC (A) IS OBLIGATED TO PROVIDE A REPLACEMENT LETTER OF CREDIT IN ACCORDANCE WITH SECTION 2.4 OF THE EQUITY CONTRIBUTION AGREEMENT DATED AS OF APRIL 30, 2001 AMONG MSW ENERGY HOLDINGS LLC (AS SUCCESSOR TO DUKE CAPITAL CORPORATION), UNITED AMERICAN ENERGY CORP., DUKE/UAE REF-FUEL LLC AND AMERICAN REF-FUEL COMPANY LLC (FORMERLY KNOWN AS DUKE/UAE HOLDINGS LLC) AND (B) HAS NOT CAUSED A REPLACEMENT LETTER OF CREDIT TO BE DELIVERED.

    UNQUOTE

  THIS LETTER OF CREDIT IS EFFECTIVE IMMEDIATELY AND EXPIRES AT THE CLOSE OF BUSINESS AT OUR OFFICE IN NEW YORK, NEW YORK ON JUNE 30, 2004 (THE "STATED EXPIRATION DATE") BUT SUCH STATED EXPIRATION DATE SHALL BE AUTOMATICALLY EXTENDED FOR A PERIOD OF ONE (1) YEAR EFFECTIVE UPON THE STATED EXPIRATION DATE AND EACH ANNUAL ANNIVERSARY OF THE STATED EXPIRATION DATE (EACH SUCH ANNUAL ANNIVERSARY DATE BEING REFERRED TO HEREIN AS THE "NEW STATED EXPIRATION DATE") UNLESS AT LEAST NINETY (90) DAYS PRIOR TO THE STATED EXPIRATION DATE OR ANY SUCH NEW STATED EXPIRATION DATE, WE DELIVER WRITTEN NOTICE TO THE BENEFICIARY AND THE APPLICANT BY REPUTABLE OVERNIGHT COURIER SERVICES AT THE ABOVE ADDRESSES, THAT THIS LETTER OF CREDIT SHALL NOT BE EXTENDED BEYOND THE STATED EXPIRATION DATE OR THE NEW STATED EXPIRATION DATE, AS THE CASE MAY BE.

  PARTIAL DRAWINGS: ALLOWED

  DRAFT(S) MUST STATE "DRAWN UNDER BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH STANDBY LETTER OF CREDIT NUMBER SB105195 DATED JUNE 30, 2003.'

  DRAFT(S) AND DOCUMENTS SHALL BE PRESENTED AT OUR OFFICES AT 150 EAST 42ND STREET, NEW YORK, NY 10017.

  COMMUNICATIONS WITH RESPECT TO THIS LETTER OF CREDIT SHALL BE IN WRITING AND SHALL BE ADDRESSED TO US AT 150 EAST 42ND STREET NEW YORK, NY 10017, SPECIFICALLY REFERRING TO THE NUMBER OF THIS LETTER OF CREDIT.

  THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500. AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

AUTHORIZED SIGNATURE

QuickLinks

  Exhibit 10.3
SUBSTITUTION, ASSUMPTION, AMENDMENT AND RELEASE AGREEMENT
BACKGROUND STATEMENT
STATEMENT OF AGREEMENT
EXHIBIT A CREDIT SUPPORT AGREEMENTS
Exhibit B
FORM OF LETTER OF CREDIT